UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 30, 2017

Janus Henderson Group plc

(Exact Name of Registrant as Specified in its Charter)

Jersey, Channel Islands	001-38103	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Bishopsgate

EC2M 3AE

United Kingdom

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: +44 (0) 20 7818 1818

Henderson Group plc

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On May 30, 2017 (the “Closing Date”), pursuant to the Agreement and Plan of Merger, dated as of October 3, 2016 (the “Merger Agreement”) by and among Janus Capital Group Inc., a Delaware corporation (“Janus”), Henderson Group plc, a company incorporated in Jersey (“Henderson”), and Horizon Orbit Corp., a Delaware corporation and a direct and wholly owned subsidiary of Henderson (“Merger Sub”), Merger Sub merged with and into Janus, with Janus surviving such merger as a direct and wholly owned subsidiary of Henderson (the “Merger”). Upon closing of the Merger, Henderson became the parent holding company for the combined group and was renamed Janus Henderson Group plc (“Janus Henderson”) or (the “Company”).

Upon closing of the Merger, a holder of Janus common stock received 0.47190 fully paid and non-assessable Janus Henderson ordinary shares, par value $1.50 per share (the “Ordinary Shares”), for each share of Janus common stock that it held, plus cash in lieu of any fractional shares based on prevailing market prices. Effective immediately prior to the closing of the Merger, Henderson implemented a share consolidation of Henderson ordinary shares, at a ratio of one Ordinary Share (or Chess Depositary Interest (“CDI”), as applicable) for every 10 Henderson ordinary shares (or CDIs, as applicable) outstanding.

The issuance of Ordinary Shares in connection with the Merger was registered under the Securities Act of 1933, as amended, pursuant to Janus Henderson’s registration statement on Form F- 4 (File No. 333- 216824) filed with the United States Securities and Exchange Commission (the “SEC”) on March 20, 2017 (the “Registration Statement”).

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1.

Item 1.01. Entry into a Material Definitive Agreement.

Revolving Credit Facility

On February 16, 2017, Henderson entered into a five-year, $200.0 million unsecured, multi-currency revolving credit facility (the “Revolving Credit Facility”), with Bank of America Merrill Lynch International Limited as agent. The Revolving Credit Facility became effective upon closing of the Merger and may be used for general corporate purposes. The Revolving Credit Facility includes an option for Janus Henderson to request an increase to the overall amount of the Revolving Credit Facility of up to an additional $50.0 million.

The Revolving Credit Facility has a maturity date of February 16, 2022 with two one year extension options which can be exercised at the discretion of Janus Henderson with the lenders’ consent on the first and second anniversary of the date of the agreement, respectively. Janus Henderson may be required to prepay any borrowings upon a change of control.  It may also voluntarily prepay any borrowings on three business days’ notice without premium or penalty (subject to applicable breakage costs).

The Revolving Credit Facility is guaranteed by Janus (but only for such period as Janus’s 4.875% Notes due 2025 and Janus’s 0.75% Convertible Notes due 2018 are outstanding, in each case with Janus as issuer).

The Revolving Credit Facility bears interest on borrowings outstanding at the relevant interbank offer rate plus a spread, which is based on Janus’s credit rating provided that if, following closing of the Merger, Janus Henderson obtains two or more credit ratings, then the credit rating in respect of Janus Henderson shall then be the relevant credit rating for the purposes of determining applicable margin. Interest is payable on the last day of selected interest periods (which may be one, two, three or six months or, in relation to borrowings in Australian dollars, one or six months).  Certain fees, including a commitment fee and utilization fees, are also payable under the Revolving Credit Facility.

The Revolving Credit Facility contains affirmative and negative covenants customarily applicable to such credit facilities, including (subject to negotiated exceptions) covenants restricting security, disposals and subsidiary indebtedness.  It also contains a financial covenant with respect to leverage. The financing leverage ratio cannot exceed 3.00x EBITDA.

The Revolving Credit Facility contains customary provisions relating to acceleration of payment obligations in an event of default, which include non-payment of amounts under the Revolving Credit Facility; covenant defaults, subject to grace periods for certain covenants; inaccurate representations or warranties in any material respect, commencement of insolvency proceedings and cross-default on other indebtedness.

Janus Henderson Guarantee of Janus Convertible Notes

On May 30, 2017, Henderson, Janus and The Bank of New York Mellon Trust Company, N.A. (the “Trustee”) entered into the Fourth Supplemental Indenture (the “Fourth Supplemental Indenture”) to the indenture, dated as of November 6, 2001 (the “Base Indenture”), between Janus (formerly known as Stilwell Financial Inc.) and the Trustee (as successor to The Chase Manhattan Bank), as amended and supplemented by the Third Supplemental Indenture (the “Third Supplemental Indenture,” and together with the Base Indenture and the Fourth Supplemental Indenture the “Janus Convertible Notes Indenture”), dated as of June 19, 2013, providing for the issuance of Janus’s 0.75% Convertible Senior Notes due 2018 (the “Janus Convertible Notes”). The Fourth Supplemental Indenture became effective upon closing of the Merger.

Pursuant to the terms of the Fourth Supplemental Indenture Janus Henderson provided a full and unconditional guarantee (the “Janus Convertible Notes Guarantee”) of the obligations of Janus under the Janus Convertible Notes Indenture and the Janus Convertible Notes. In addition, the Fourth Supplemental Indenture provides that the right to convert each $1,000 principal amount of Janus Convertible Notes is changed into a right to convert such principal amount of Janus Convertible Notes into the kind and amount of shares of stock that a holder of a number of shares of Janus common stock equal to the conversion rate immediately prior to the effective time of the Merger would have been entitled to receive in the Merger.

The Janus Convertible Notes pay interest semiannually at a rate of 0.75% per annum on January 15 and July 15 of each year. Upon closing of the Merger the Janus Convertible Notes are convertible, under certain circumstances, into cash, Ordinary Shares, or a combination of cash and Ordinary Shares, at Janus’s election, at a conversion rate of 44.4712 Ordinary Shares per $1,000 principal amount of Janus Convertible Notes, which is equivalent to an initial conversion price of approximately $22.49 per Ordinary Share, subject to adjustment in certain circumstances including the occurrence of a Fundamental Change (as defined in the Third Supplemental Indenture). The Janus Convertible Notes will mature on July 15, 2018, unless earlier converted or repurchased.  The Janus Convertible Notes are not redeemable prior to maturity.  Janus is required to offer to repurchase the Janus Convertible Notes following a Fundamental Change at a price equal to 100% of the principal amount of the Janus Convertible Notes to be purchased, plus accrued and unpaid interest, if any, to, but excluding, the Fundamental Change Purchase Date (as defined in the Third Supplemental Indenture).

The foregoing descriptions of the Base Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture and the form of the Janus Convertible Notes are qualified in their entirety by reference to such documents, copies of which are filed herewith as Exhibit 4.1, Exhibit 4.2, Exhibit 4.3 and Exhibit 4.6, respectively, hereto and are incorporated into this Item 1.01 by reference.

Janus Henderson Guarantee of Janus 2025 Notes

On May 30, 2017,  Henderson, Janus and the Trustee entered into the Fifth Supplemental Indenture (the “Fifth Supplemental Indenture”) to the Base Indenture, as amended and supplemented by the Officers’ Certificate (the “Officers’ Certificate,” and together with the Base Indenture and the Fifth Supplemental Indenture the “Janus 2025 Notes Indenture”), dated as of July 31, 2015, providing for the issuance of Janus’s 4.875% Notes due 2025 (the “Janus 2025 Notes”). The Fifth Supplemental Indenture became effective upon closing of the Merger. Pursuant to the terms of the Fifth Supplemental Indenture Janus Henderson provided a full and unconditional guarantee (the “Janus 2025 Notes Guarantee”) of the obligations of Janus under the Janus 2025 Notes Indenture and the Janus 2025 Notes.

Interest on the Janus 2025 Notes is payable semi-annually, in arrears, on February 1 and August 1 of each year. The Janus 2025 Notes will mature on August 1, 2025. If Janus experiences a change of control (as defined in the Officers’ Certificate) and in connection therewith the Janus 2025 Notes become rated below investment grade by S&P and Moody’s, Janus must offer to repurchase all Janus 2025 Notes at a price equal to 101% of the principal amount plus accrued and unpaid interest thereon, if any, to the repurchase date.

The Janus 2025 Notes may be redeemed prior to May 1, 2025 (three months prior to the maturity date of the Janus 2025 Notes) at Janus’s option in whole or in part at any time or from time to time at the greater of (i) 100% of the principal amount and (ii) a “make-whole” redemption price. In addition, the Janus 2025 Notes may be redeemed on or after May 1, 2025 at Janus’s option in whole or in part at any time or from time to time at 100% of the principal amount of the Janus 2025 Notes being redeemed. In the case of any such redemption, Janus will also pay accrued and unpaid interest thereon, if any, to the redemption date.

The foregoing descriptions of the Base Indenture, the Officers’ Certificate, the Fifth Supplemental Indenture and the form of the Janus 2025 Notes are qualified in their entirety by reference to such documents, copies of which are filed herewith as Exhibit 4.1, Exhibit 4.4, Exhibit 4.5 and Exhibit 4.7, respectively, hereto and are incorporated into this Item 1.01 by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sale of Equity Securities.

Upon closing of the Merger, pursuant to the terms of the option agreement, dated as of October 3, 2016, between Janus Henderson and Dai-ichi, Janus Henderson granted Dai-ichi 20 tranches of conditional options with each tranche allowing Dai-ichi to subscribe for or purchase 500,000 Janus Henderson ordinary shares at a strike price of 2,997.2 pence per share (the terms of such options having been adjusted in accordance with the terms of the Dai-ichi option agreement to take account of the effect of the share consolidation). The options will be exercisable by Dai-ichi for the period from closing of the Merger until October 3, 2018. The price that Dai-ichi paid at closing for the purchase of the options is £19,778,800.00. In aggregate, the options sold to Dai-ichi would, if exercised at closing of the Merger (and subject to relevant regulatory approvals), entitle Dai-ichi to purchase an additional approximately 5% of the ordinary shares of Janus Henderson.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board of Directors

In connection with the Merger, effective upon closing of the Merger, Timothy How, Robert Jeens, Roger Thompson and Phil Wagstaff resigned from the board of directors of Henderson. There were no disagreements between the directors tendering their resignations and Henderson on any matter relating to Henderson’s operations, policies or practices.

Additionally, effective upon closing of the Merger, the following individuals were appointed to the board of directors (the “Board”) of Janus Henderson: Glenn Schafer, Richard Weil, Jeffrey Diermeier, Eugene Flood Jr., Lawrence Kochard and Tatsusaburo Yamamoto. After giving effect to such resignations and appointments, the Board of Janus Henderson currently consists of the following individuals:

Richard Gillingwater

Glenn Schafer

Andrew Formica

Richard Weil

Sarah Arkle

Kalpana Desai

Jeffrey Diermeier

Kevin Dolan

Eugene Flood Jr.

Lawrence Kochard

Angela Seymour-Jackson

Tatsusaburo Yamamoto

Richard Gillingwater serves as Chairman of the Board. Glenn Schafer, serves as Deputy Chairman of the Board. Dai-ichi Life Holdings, Inc. (“Dai-ichi”) is entitled to nominate a director to the Board pursuant to the terms of the amended and restated investment and strategic cooperation agreement with Janus Henderson. Mr. Yamamoto is the initial Dai-ichi representative to the Board.

Any individual independent director of Janus Henderson may serve on the Janus Henderson Board for a maximum term of 10 years, except that directors who served on the Henderson board or the Janus board prior to the Merger may serve on the Janus Henderson Board for a maximum term of 15 years.

Director Compensation

Upon the closing of the Merger, Janus Henderson adopted updated fees for its non-executive directors, including the Chairman and the Deputy Chairman with effect from May 30, 2017.

The Chairman, Richard Gillingwater, will receive an annual cash retainer of $240,000 (made up of an annual cash retainer with a face value at the date of grant of $100,000, plus a further Chairman’s Cash Retainer of $140,000) payable in equal quarterly instalments, with an annual stock retainer with a face value at the date of grant of $100,000 awarded retrospectively, one year in arrears from beginning of the service period.

The Deputy Chairman, Glenn Schafer, will received an annual cash retainer of $225,000, (made up of an annual cash retainer of $100,000, plus a further Deputy Chairman’s Cash Retainer of $125,000)  payable in equal quarterly instalments, with an annual stock retainer with a face value at the date of grant of $100,000 awarded retrospectively as above.

With the exception of Tatsusaburo Yamamoto, who collects no fees, each other non-executive director (Eugene Flood Jr., Larry Kochard, Jeffrey Diermeier, Sarah Arkle, Angela Seymour-Jackson, Kevin Dolan and Kalpana Desai) will receive an annual cash retainer of $100,000, together with a Committee fee of $10,000, payable in equal quarterly instalments, in addition to an annual stock retainer of $100,000 awarded retrospectively as above.

In addition, the chair of the Audit Committee will receive an additional cash fee of $25,000, and the chairs of the Nominating/Corporate Governance Committee, the Compensation Committee and the Risk Committee will receive an additional cash fee of $15,000, in each case, payable in equal quarterly instalments.

Sarah Arkle and Angela Seymour-Jackson will also each receive an annual fee of £40,000 for membership on the board of Henderson Group Holdings Asset Management Limited, a subsidiary of Janus Henderson, payable in equal quarterly instalments.

The information required by Item 7.B of Form 20-F with respect to Glenn Schafer, Richard Weil, Jeffrey Diermeier, Eugene Flood Jr., Lawrence Kochard and Tatsusaburo Yamamoto is set forth in the section entitled “Item 13. Certain Relationships and Related Transactions, and Director Independence” included in Janus’s Amendment No. 1 to Form 10-K, filed with the SEC on March 10, 2017, incorporated by reference in the Registration Statement and incorporated herein by reference. The information required by Item 7.B of Form 20-F with respect to Richard Gillingwater, Andrew Formica, Sarah Arkle, Kalpana Desai, Kevin Dolan and Angela Seymour-Jackson is set forth in the section entitled  “Certain Relationships and Related Party Transactions Involving Henderson” in the Registration Statement and incorporated herein by reference.

Board Committees

Effective upon closing of the Merger, the Janus Henderson Board has four standing committees (the Audit Committee, the Nominating/Corporate Governance Committee, the Compensation Committee and the Risk Committee).

Effective upon closing of the Merger, the following directors were appointed to the various committees of the Board:

The Audit Committee of Janus Henderson is comprised of four directors: Jeffrey Diermeier, Glenn Schafer, Sarah Arkle and Kalpana Desai. Jeffrey Diermeier serves as the Chairman of the Audit Committee. Jeffrey Diermeier and Kalpana Desai qualify as “audit committee financial experts” as that term is defined by the applicable SEC rules and the NYSE corporate governance standards.

The Nominating/Corporate Governance Committee of Janus Henderson is comprised of ten directors: Jeffrey Diermeier, Eugene Flood Jr., Lawrence Kochard, Glenn Schafer, Tatsusaburo Yamamoto, Sarah Arkle, Kalpana Desai, Kevin Dolan, Richard Gillingwater and Angela Seymour-Jackson. Richard Gillingwater serves as the Chairman of the Nominating/Corporate Governance Committee.

The Compensation Committee of Janus Henderson is comprised of four directors: Lawrence Kochard, Glenn Schafer, Richard Gillingwater and Angela Seymour-Jackson. Lawrence Kochard serves as the Chairman of the Compensation Committee.

The Risk Committee of Janus Henderson is comprised of four directors: Eugene Flood Jr., Jeffrey Diermeier, Sarah Arkle and Kevin Dolan. Sarah Arkle serves as the Chairman of the Risk Committee.

Executive Officers

Upon consummation of the Merger, a newly appointed executive committee reporting to the co-Chief Executives Richard Weil and Andrew Formica was appointed by the Board. The executive committee consists of 10 members as follows:

Name	Age	Position
Andrew Formica	46	Director and co-Chief Executive Officer
Richard Weil	53	Director and co-Chief Executive Officer
Roger Thompson	49	Chief Financial Officer
Enrique Chang	54	Global Chief Investment Officer
Phil Wagstaff	53	Global Head of Distribution
Bruce Koepfgen	64	Head of North America
Rob Adams	52	Head of Asia Pacific
Jennifer McPeek	47	Chief Operating and Strategy Officer
David Kowalski	60	Chief Risk Officer
Jacqui Irvine	45	Group General Counsel and Company Secretary

Set forth below are brief biographical descriptions of the members of the Janus Henderson executive committee.

Andrew Formica

Executive Director, Co-Chief Executive Officer.  Andrew Formica was appointed Executive Director and Chief Executive of Henderson in November 2008. He has been with Henderson and in the fund management industry since 1998. Mr. Formica has held various senior roles with Henderson and has been a member of Henderson’s executive committee since 2004. Prior to being appointed Chief Executive, he served as Joint Managing Director of the Listed Assets business (from September 2006) and as Head of Equities (from September 2004). In the early part of his career, he was an equity manager and analyst for Henderson. Mr. Formica was a director of TIAA Henderson Real Estate Limited from April 2014 to July 2015. Mr. Formica is the senior independent director of the board of The Investment Association and has served as a non-executive director of Hammerson plc since November 2015. Mr. Formica received a BEcon and MA in Economics from Macquarie University and a MBA from London Business School. He is a Fellow of the Institute of Actuaries in both the U.K. and Australia.

Richard Weil

Executive Director and Co-Chief Executive Officer.  Richard Weil served as Chief Executive Officer and a director of Janus beginning in February 2010. He also served as a member of Janus’s executive committee and a member of the board of directors of two Janus subsidiaries. Mr. Weil was Global head of Pacific Investment Management Company LLC (“PIMCO”) Advisory from February 2009 until joining Janus in February 2010. He was a member of the board of trustees for the PIMCO funds from February 2009 to February 2010 and PIMCO’s Chief Operating Officer from 2000 to 2009, during which time he led the development of PIMCO’s global business, founded PIMCO’s German operations, was responsible for PIMCO’s operations, technology, fund administration, finance, human resources, legal, compliance, and distribution functions, managed PIMCO’s non-U.S. offices, and served on PIMCO’s executive committee. Mr. Weil was general counsel for PIMCO Advisors LP from January 1999 to August 2000. He also worked in the hedge fund business of Bankers Trust Global Asset Management from 1994 to 1995 and was an attorney with the law firm Simpson Thacher & Bartlett LLP from September 1989 to 1994. Mr. Weil was a member of the Security Industry and Financial Markets Association’s (“SIFMA”) board of directors and chaired the SIFMA asset management industry group until 2010. Mr. Weil has a BA in Economics from Duke University and a JD from the University of Chicago Law School.

Roger Thompson

Chief Financial Officer of Janus Henderson.  Roger Thompson was appointed an Executive Director and Chief Financial Officer of Henderson in June 2013. He joined Henderson from J.P. Morgan Asset Management where he served most recently as Global Chief Operating Officer and was previously Head of U.K. and, prior to that, International CFO. In his 19 year career at J.P. Morgan, Mr. Thompson held a broad range of roles and worked internationally, spending time in Tokyo, Singapore and Hong Kong. He has wide-ranging asset management experience, both in the U.K. and internationally. Mr. Thompson holds a BA in Accountancy and Economics from Exeter University and is a member of the Institute of Chartered Accountants in England and Wales.

Enrique Chang

Global Chief Investment Officer of Janus Henderson.  Enrique Chang served as President, Head of Investments of Janus beginning in April 2016. Mr. Chang has more than 28 years of financial industry experience. Upon joining Janus in September 2013, Mr. Chang was Chief Investment Officer, Equities and Asset Allocation. Mr. Chang has also served as a Portfolio Manager on the Janus Global Allocation strategies since 2015 and served as a member of the Janus executive committee beginning in 2013. From 2006 to 2013, Mr. Chang held various positions at American Century Investments, headquartered in Kansas City, MO, including serving as a director, chief investment officer and executive vice president from 2007 to 2013. Mr. Chang served as president and chief investment officer for Munder Capital Management from 2004 to 2006. Prior to that, he held a number of senior investment management positions at Vantage Global Advisor (from 1997 to 2000), J&W Seligman and Co. (1997) and General Reinsurance Corporation (from 1993 to 1997). Mr. Chang holds a Bachelor’s degree in Mathematics from Fairleigh Dickinson University and Masters’ degrees in Finance/Quantitative Analysis and in Statistics & Operations Research from New York University.

Phil Wagstaff

Global Head of Distribution of Janus Henderson.  Phil Wagstaff was appointed an Executive Director of Henderson in May 2016. He has over 28 years of experience in the fund management industry and was the Global Head of Distribution at Henderson beginning in 2012. Prior to this he was Global Head of Distribution at Gartmore Investment Management Limited from 2007 to 2011, and he has also held managing director roles in U.K. Retail with both New Star Asset Management (2005 - 2007) and M&G Investments (2000 - 2004). He was previously at Henderson from 1994 to 1997 as London Regional Sales Director.  Mr. Wagstaff holds a BA in Accounting from the University of Central Lancashire.

Bruce Koepfgen

Head of North America of Janus Henderson.  Bruce L. Koepfgen served as the President of Janus beginning in August 2013 and as a member of the Janus executive committee beginning in 2011. Mr. Koepfgen joined Janus in May 2011 as Executive Vice President and served as Janus Chief Financial Officer from July 2011 to August 2013. He has also served as President and Chief Executive Officer of the Janus Investment Fund and Janus Aspen Series Trusts (appointed in July 2014), and the Detroit Street Trust and Clayton Street Trust (appointed to both in February 2016). Mr. Koepfgen currently serves as a member of the board of directors of INTECH Investment Management LLC, and the board of managers of Perkins Investment Management LLC, both of which are subsidiaries of Janus. Prior to joining Janus, Mr. Koepfgen was Co-CEO of Allianz Global Investors Management Partners and CEO of Oppenheimer Capital from 2003 to 2009. From August 2010 through October 2011, Mr. Koepfgen served as a director of the Mortgage Guaranty Insurance Corporation and as a director of Thermo Fisher Scientific from May 2005 through September 2008. Mr. Koepfgen was previously a managing director of Salomon Brothers Inc. where he held various positions from 1976 to 1999, and he was president and principal of Koepfgen Company LLC, a management consulting organization, from 1999 to 2003. Mr. Koepfgen has a BS in business administration from the University of Michigan and an MBA from Northwestern University J.L. Kellogg School of Management.

Rob Adams

Head of Asia Pacific of Janus Henderson.  Rob Adams served as the Executive Chairman, Asia Pacific, of Henderson beginning in 2012 and as a member of the Henderson executive committee beginning in 2014. Mr. Adams has more than 25 year experience in fund management businesses, both in Australia and the U.K. Prior to joining Henderson in 2012, he was Chief Executive Officer of Challenger Funds Management, the fund management arm of Challenger Limited, an ASX 100 company. From 2000 to 2003, Mr. Adams served as the inaugural Chief Executive of First State Investments UK, having created that firm through the merger of Stewart Ivory and Colonial First State Investments (UK) in 2000. From

1992 to 2000, he served as General Manager, Distribution and Marketing, for Colonial First State Investments Australia. Mr. Adams has a Bachelor of Business from the University of Technology, Sydney.

Jennifer McPeek

Chief Operating and Strategy Officer of Janus Henderson.  Jennifer McPeek served as the Chief Financial Officer of Janus beginning in August 2013 and as an Executive Vice President of Janus beginning in January 2014. Ms. McPeek served as a member of the Janus executive committee and oversaw Janus’s finance, corporate accounting, and tax departments. Prior to taking over as CFO of Janus, Ms. McPeek served as Senior Vice President of Corporate Finance and Treasurer of Janus overseeing the financial planning, investor relations, treasury, and corporate development functions of Janus. Prior to joining Janus in 2009, Ms. McPeek was senior vice president of strategic planning at ING Investment Management—Americas Region from 2005 to 2009. Ms. McPeek previously served as an Associate Principal at McKinsey and Company in their corporate strategy and finance practice from 1995 to 2001, and previously worked in the investment banking industry for Bank of Boston and Goldman, Sachs & Company from 1991 to 1995. Ms. McPeek holds a BA (magna cum laude) in Mathematics from Duke University and an MS degree in Financial Engineering from the Massachusetts Institute of Technology. Ms. McPeek holds the Chartered Financial Analyst designation.

David Kowalski

Chief Risk Officer of Janus Henderson.  David Kowalski served as Chief Compliance Officer of Janus and Janus Open-end Mutual Funds upon joining Janus in April of 2000. Mr. Kowalski was appointed as CCO to the Janus Exchange Traded Funds in February of 2016. In this role, Mr. Kowalski served as Senior Vice President responsible for compliance on behalf of Janus’s global organization and reported to the Janus Capital Group Audit Committee, the Trustees of the Janus Investment Fund and Janus Aspen Series, the Trustees of the Detroit Street Trust and Clayton Street Trust as well as Janus’s Chief Executive Officer. Mr. Kowalski was a member of the Operating, Ethics, Anti-Money Laundering, Corporate Disclosure, Data Privacy, Fund Disclosure, and Global Risk Committees, sat on the board of the Janus Foundation and was Janus’s Anti-Money Laundering Officer. Prior to joining Janus in 2000, Mr. Kowalski was Senior Vice President, Director—Mutual Fund Compliance for the Van Kampen Funds, a Morgan Stanley Dean Witter Company, from 1985 to 1999. He served in various capacities overseeing distributor, investment adviser and investment company compliance for 50 open-end funds, 39 closed-end funds and 3,000 unit investment trusts. Mr. Kowalski previously served as Assistant Vice President at Security Pacific Clearing and Services Corporation from 1981 to 1985 where he managed the Chicago clearing operations office. Mr. Kowalski attended the University of Illinois at Chicago from 1975-1979 and holds FINRA Financial and Operations, General Securities, General Securities Representative, Municipal Securities Principal, and Registered Options Principal licenses.

Jacqui Irvine

Group General Counsel and Company Secretary of Janus Henderson.  Jacqui Irvine served as General Counsel of Henderson beginning in 2011, as the Company Secretary of Henderson beginning in 2012 and as a member of the Henderson Executive Committee beginning in 2012. Ms. Irvine joined Henderson in 1996 and served as Director of Legal of Henderson from 2009 to 2011. She was responsible for the global legal and secretarial functions of Henderson. Ms. Irvine has a Bachelor of Arts from Wits University.

Information about the compensation of certain of the aforementioned individuals required to be disclosed under Items 5.02(c) and (d) of Form 8-K, is set forth in the section entitled “Interests of Janus Directors and Executive Officers in the Merger.”

The information required by Item 7.B of Form 20-F is set forth in (i) the section entitled “Item 13. Certain Relationships and Related Transactions, and Director Independence” included in Janus’s Amendment No. 1 to Form 10-K, filed with the SEC on March 10, 2017, incorporated by reference in the Registration Statement and incorporated herein by reference, and (ii) the section entitled  “Certain Relationships and Related Party Transactions Involving Henderson” in the Registration Statement and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Memorandum of Association

Effective upon closing of the Merger, Janus Henderson adopted a new Memorandum of Association, which is filed as

Exhibit 3.1 hereto and incorporated by reference herein.

The new Memorandum of Association reflects the (i) changing of the company name from Henderson Group plc to Janus Henderson Group plc and (ii) increasing the authorized share capital of the Company from £274,363,847.00 to $720,000,000.

Articles  of Association

Effective upon closing of the Merger, Janus Henderson adopted a new Articles of Association, which is filed as Exhibit 3.2 hereto and incorporated by reference herein.

The new Articles of Association, among other things, (i) remove preemptive rights, (ii) remove the requirement to seek shareholder approval to issue shares, (iii) establish that the number of directors of Janus Henderson shall be not less than three nor more than 12, (iv) increase the quorum required for a general shareholder meeting from two holders to holders representing at least one-third in nominal value of the issued shares, (v) require directors of Janus Henderson to be re-elected at each annual shareholder meeting and eliminate the right of the chairman to cast a tie-breaking vote, (vi) establish that the record date for general shareholder meetings must be set no less than 10 days and no more than 60 days before the date fixed for the meeting, (vii) increase the cap on the remuneration of the non-executive directors of Janus Henderson to $3,000,000 per annum (or any higher amount approved by Janus Henderson shareholders), (viii) adopt the disclosure requirements for beneficial ownership of the Company’s ordinary shares set forth in Section 13(d) of the Securities Exchange Act of 1934, as amended, (ix) grant the Janus Henderson Board the authority to impose certain restrictions on shareholders in the event a disclosure notice pertaining to information on beneficial ownership is not complied with, (x) require shareholders to provide certain information and comply with certain timing requirements when exercising their right under Jersey companies law to require the Janus Henderson Board to call a shareholder meeting, (xi) remove certain provisions that reflect the UK Companies Act 2006, (xii) remove the ability to issue bearer shares, (xiii) permit the Janus Henderson Board to transfer amounts to the share premium account from any other account (other than the nominal capital account and capital redemption reserve) in connection with any employee share award or option schemes and (xiv) permit Janus Henderson’s ordinary shares to be traded via DTC.

Trading Symbol

Effective May 30, 2017, the Company’s ordinary shares trade under the ticker symbol “JHG” on the New York Stock Exchange with the new CUSIP number of G4474Y 214.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On May 25, 2017, the Henderson board of directors adopted, effective upon consummation of the Merger, a code of ethics (the “Code”) that applies to the Company’s Co-Chief Executive Officers, Chief Financial Officer, principal accounting officer, controller and to senior financial officers performing similar functions. The Code is filed as Exhibit 14.1 hereto and is incorporated into this Item 5.05 by reference. The Code is also available on the Company’s internet website at www.janushenderson.com.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements of Janus required by this item were previously filed and incorporated by reference in the

Registration Statement.

(b) Pro forma financial information.

The pro forma financial information required by this item was previously filed and included in the Registration Statement.

(d) Exhibits.

Exhibit Number	Description

1.1

Facility Agreement, dated 16 February 2017, for US$200,000,000 Revolving Credit Facility for Henderson Group plc arranged by Bank of America Merrill Lynch International Limited as Coordinator, Bookrunner and Mandated Lead Arranger with Bank of America Merrill Lynch International Limited as Facility Agent

2.1	Agreement and Plan of Merger, dated October 3, 2016, by and among Janus Capital Group Inc., Henderson Group plc and Horizon Orbit Corp.
3.1	Janus Henderson Memorandum of Association
3.2	Janus Henderson Articles of Association
4.1

Indenture dated as of November 6, 2001 (the “Base Indenture”), between Janus Capital Group Inc. and The Bank of New York Trust Company N.A. (as successor to The Chase Manhattan Bank), ( incorporated by reference from Exhibit 4.1 to Janus Capital Group Inc.’s Current Report on Form 8-K, dated November 6, 2001) (File No. 001-15253)

4.2

Third Supplemental Indenture to the Base Indenture, dated June 19, 2013, between Janus Capital Group Inc. and The Bank of New York Mellon Trust Company N.A., (incorporated by reference from Exhibit 4.5.4 to Janus Capital Group Inc.’s Annual Report on Form 10-K for the year ended December 31, 2013) (File No. 001-15253)

4.3	Fourth Supplemental Indenture to the Base Indenture, dated as of May 30, 2017, among Janus Capital Group Inc., Henderson Group plc and The Bank of New York Mellon Trust Company N.A.
4.4

Officers’ Certificate pursuant to the Base Indenture establishing the terms of the Janus Convertible Notes (incorporated by reference from Exhibit 4.10.1 to Janus Capital Group Inc.’s Annual Report on Form 10-K for the year ended December 31, 2013) (File No. 001-15253)

4.5	Fifth Supplemental Indenture to the Base Indenture, dated as of May 30, 2017, among Janus Capital Group Inc., Henderson Group plc and The Bank of New York Mellon Trust Company N.A.
4.6	Form of Janus Convertible Notes (incorporated by reference from Exhibit 4.10.1 to Janus Capital Group Inc.’s Annual Report on Form 10-K for the year ended December 31, 2013) (File No. 001-15253)
4.7	Form of Global Notes for the Janus 2025 Notes (incorporated by reference from Exhibit 4.2 to Janus Capital Group Inc.’s Current Report on Form 8-K, dated July 31, 2015) (File No. 001-15253)
14.1	Janus Henderson Group plc Officer Code of Ethics for Chief Executive Officer and Senior Financial Officers

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Janus Henderson Group plc

Date: May 30, 2017	By:	/s/ Andrew Formica
	Name:	Andrew Formica
	Title:	Co-Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1

Facility Agreement, dated 16 February 2017, for US$200,000,000 Revolving Credit Facility for Henderson Group plc arranged by Bank of America Merrill Lynch International Limited as Coordinator, Bookrunner and Mandated Lead Arranger with Bank of America Merrill Lynch International Limited as Facility Agent

2.1	Agreement and Plan of Merger, dated October 3, 2016, by and among Janus Capital Group Inc., Henderson Group plc and Horizon Orbit Corp.
3.1	Janus Henderson Memorandum of Association
3.2	Janus Henderson Articles of Association
4.1

Indenture dated as of November 6, 2001 (the “Base Indenture”), between Janus Capital Group Inc. and The Bank of New York Trust Company N.A. (as successor to The Chase Manhattan Bank), ( incorporated by reference from Exhibit 4.1 to Janus Capital Group Inc.’s Current Report on Form 8-K, dated November 6, 2001) (File No. 001-15253)

4.2

Third Supplemental Indenture to the Base Indenture, dated June 19, 2013, between Janus Capital Group Inc. and The Bank of New York Mellon Trust Company N.A., (incorporated by reference from Exhibit 4.5.4 to Janus Capital Group Inc.’s Annual Report on Form 10-K for the year ended December 31, 2013) (File No. 001-15253)

4.3	Fourth Supplemental Indenture to the Base Indenture, dated as of May 30, 2017, among Janus Capital Group Inc., Henderson Group plc and The Bank of New York Mellon Trust Company N.A.
4.4

Officers’ Certificate pursuant to the Base Indenture establishing the terms of the Janus Convertible Notes (incorporated by reference from Exhibit 4.10.1 to Janus Capital Group Inc.’s Annual Report on Form 10-K for the year ended December 31, 2013) (File No. 001-15253)

4.5	Fifth Supplemental Indenture to the Base Indenture, dated as of May 30, 2017, among Janus Capital Group Inc., Henderson Group plc and The Bank of New York Mellon Trust Company N.A.
4.6	Form of Janus Convertible Notes (incorporated by reference from Exhibit 4.10.1 to Janus Capital Group Inc.’s Annual Report on Form 10-K for the year ended December 31, 2013) (File No. 001-15253)
4.7	Form of Global Notes for the Janus 2025 Notes (incorporated by reference from Exhibit 4.2 to Janus Capital Group Inc.’s Current Report on Form 8-K, dated July 31, 2015) (File No. 001-15253)
14.1	Janus Henderson Group plc Officer Code of Ethics for Chief Executive Officer and Senior Financial Officers